CS CHINA ACQUISITION CORP.

                _____________ ___, 2008

CS Capital USA, LLC
4100 N.E. Second Avenue, Suite 318
Miami, Florida 33137

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of CS China Acquisition Corp. (“CSC”) and continuing until the earlier of the consummation by CSC of a “Business Combination” (as described in CSC’s IPO prospectus) or CSC’s liquidation (the “Termination Date”), CS Capital USA, LLC shall make available to CSC certain office and secretarial services as may be required by CSC from time to time, situated at 4100 N.E. Second Avenue, Suite 318, Miami, Florida 33137. In exchange therefore, CSC shall pay CS Capital USA, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

CS CHINA ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

CS CAPITAL USA, LLC

By:
Name: Title: